SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2011

MCINTOSH BANCSHARES, INC.
(Exact name of Registrant as Specified in Charter)

Georgia	000-49766	58-1922861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 South Oak Street, Jackson, GA  30237
(Address of Principal Executive Offices)

(770)  775-8300
Registrant’s telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2011, the board of directors of McIntosh Bancshares, Inc. (the “Company”) appointed Jesse M. Roberts, Jr. to serve as Secretary and Chief Financial Officer of the Company.

Mr. Roberts, age 54, graduated from Georgia State University with a Masters of Business Administration: Accounting. He was previously the Senior Operations Officer of McIntosh State Bank, from August 2002 to August 2010 and was Secretary and interim Chief Financial Officer of the Company from August 2010 to March 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

McINTOSH BANCSHARES, INC.

DATE:  March 22, 2011                                                                                     By: /s/ William K. Malone
            Name:  William K. Malone
            Title:    Chief Executive Officer